Exhibit 31.2

                                  Certification
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I, John J. Fosina, certify that:

1. I have reviewed this annual report on Form 10-K of Merrill Lynch Preferred Capital Trust VI and Merrill Lynch Preferred Funding VI, L.P. (the "Partnership");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Partnership as of, and for, the periods presented in this report;

4. The Partnership's other certifying officer(s)* and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Partnership and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Partnership, including the Partnership's consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of the Partnership's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in the Partnership's internal control over financial reporting that occurred during the Partnership's most recent fiscal quarter (the Partnership's fourth fiscal quarter in the case of this annual report) that has materially affected, or is reasonably likely to materially affect, the Partnership's internal control over financial reporting; and

5. The Partnership's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Partnership's auditors and the audit committee of the Partnership's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Partnership's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Partnership's internal control over financial reporting.


                             MERRILL LYNCH PREFERRED FUNDING VI, L.P.

                             By:  MERRILL LYNCH & CO., INC., as General Partner


                             By: /s/ JOHN J. FOSINA
                                 ---------------------------------------------
                             Name:   John J. Fosina *
                             Title:  Controller, Merrill Lynch & Co., Inc.




Dated:  March 22, 2004
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* John J. Fosina functions as the equivalent of the Chief Executive Officer and Chief Financial Officer of the Partnership for purposes of Section 302 of the Sarbanes-Oxley Act of 2002.